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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 24, 1999



                      WALDEN RESIDENTIAL PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)


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
         Maryland                       1-12592                  75-2506197

(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
incorporation or organization)                             Identification Number)
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             5080 Spectrum Drive, Suite 1000 E, Dallas, Texas 75248
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 788-0510



                                 Not applicable
         (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS.

         As previously announced, Walden Residential Properties, Inc. (the "Company"), Oly Hightop Corporation, a Maryland corporation ("Newco"), and Oly Hightop Parent, L.P., a Delaware limited partnership ("Parent"), have entered into an Agreement and Plan of Merger, dated as of September 24, 1999 (the "Merger Agreement").

         Pursuant to the Merger Agreement, the Company will be merged with and into Newco with Newco as the surviving corporation (the "Merger"). If the Merger is approved and adopted by the affirmative vote (the "Preferred Stock Vote") of both (i) the holders of at least two-thirds of the outstanding shares of 9.20% Senior Preferred Stock, par value $.01 per share ("Company Senior Preferred Stock"), of the Company entitled to vote thereon and (ii) the holders of at least two-thirds of the outstanding shares of 9.0% Redeemable Preferred Stock, par value $.01 per share ("Company Redeemable Preferred Stock"), of the Company entitled to vote thereon, then (a) each share of Company Senior Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into one of senior preferred limited partnership interest in Parent, having the rights and preferences set forth in the Limited Partnership Agreement of Parent, (b) each share of Company Redeemable Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into one unit of redeemable preferred limited partnership interest in Parent, having the rights and preferences set forth in the Limited Partnership Agreement of Parent, and (c) each holder of Company Senior Preferred Stock and Company Redeemable Preferred Stock will become a limited partner of Parent.

         If the Preferred Stock Vote is not obtained, then each share of Company Senior Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into one share of 9.20% Senior Preferred Stock of Newco and each share of Company Redeemable Preferred Stock issued and outstanding immediately prior to the Effective Time will be converted into one share of 9.0% Redeemable Preferred Stock of Newco, in each case with rights and preferences that are substantially identical to the existing rights and preferences of such series of preferred stock.

         A copy of the Limited Partnership Agreement of Parent is filed as an exhibit to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1 Limited Partnership Agreement of Oly Hightop Parent, L.P., dated as of September 22, 1999, among Oly Hightop

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                Parent GP, LLC, as the general partner, and those persons
                identified as limited partners on a schedule thereto

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 1999
                                        WALDEN RESIDENTIAL
                                        PROPERTIES, INC.


                                        By:  /s/ Mark S. Dillinger
                                             ------------------------------
                                             Mark S. Dillinger
                                             Executive Vice President and
                                             Chief Financial Officer

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                      WALDEN RESIDENTIAL PROPERTIES, INC.
                               INDEX TO EXHIBITS


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EXHIBIT
NUMBER                      DESCRIPTION                                  PAGE
-------                     -----------                                  ----
     99.1         Limited Partnership Agreement of Oly
                  Hightop Parent, L.P., dated as of
                  September 22, 1999, among Oly Hightop
                  Parent GP, LLC, as the general partner,
                  and those persons identified as limited
                  partners on a schedule thereto
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